                                                        SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.      )
               -----

FILED BY THE REGISTRANT [X]  FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

LB SERIES FUND, INC.
(Name of Registrant as Specified in Its Charter)

LB SERIES FUND, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

LB Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN  55415

December 30, 2003

Dear Shareholder:

Since Thrivent Financial for Lutherans was formed through the merger of Aid Association for Lutherans and Lutheran Brotherhood, several changes have occurred to combine the best of both former organizations. The proposals described in this proxy statement are an important step in combining the best of both organizations' mutual fund families.

Since the merger, considerable planning and preparation has been done to create the foundation for the new Thrivent family of mutual funds. The primary goal is to provide substantial value to shareholders through consistent, competitive performance, enhanced shareholder services and a growing business with an excellent reputation. Thrivent Financial expects to build on its many strengths as a money manager while also addressing areas that need improvement.

Your Board of Directors and Thrivent Financial are working together to develop action steps that collectively are expected to benefit shareholders. They include:

o The merger of the AAL Variable Product Series Fund, Inc. into the LB Series Fund, Inc., placing all of the funds under a single board of directors.

o Investment of $4-5 million to enhance the quality of Thrivent's asset management capabilities, including hiring investment professionals and making infrastructure investments to support investment research.

o    New product names using the Thrivent brand.

o    Expanded product offerings.

o Greater investment choice through access to an expanded array of money managers.

o Advisory fee changes for certain portfolios to bring the fees more in line with industry peers.

Some of these changes require shareholder approval. Others will be implemented on shareholders' behalf by Thrivent Financial working with the Board of Directors.

The Directors also reviewed the Board's structure and membership in light of these recommendations. The Directors recommend that the Board consist of seven independent Directors and one representative from Thrivent Financial, with an independent board member serving as Board chairperson. The Board believes these actions reflect emerging best practices in the mutual fund industry.

The Board of Directors unanimously recommends that you vote FOR each of the proposals in the proxy statement. The Board has determined that these proposals will benefit the Portfolios and their shareholders.

A special shareholder meeting is scheduled for February 10, 2004, to consider these proposals. It is very important that you vote on all of these proposals. You may vote by telephone, Internet or mail. Please read this proxy statement and cast your vote using the enclosed voting instruction form. You may attend the meeting, but you do not need to do so.

In the midst of these exciting changes, your Board is committed to ensuring that the Fund operates in a manner that is deserving of your trust. This is especially important at a time when shareholders' confidence in money managers and fund families is being shaken. It is a commitment that we, as well as Thrivent Financial, take very seriously.

                                        Sincerely,
                                        JOHN O. GILBERT
                                        Chairman

Questions & Answers
For Shareholders of LB Series Fund, Inc.

     The Board of Directors of the LB Series Fund Inc. has provided the following questions and answers to clarify and summarize the proposals in this proxy statement. Your vote is very important. The Board unanimously supports these proposals and encourages you to read the full proxy statement and vote as soon as possible.

Q.   What changes are proposed?

A:   The Board proposes the following changes to:

     . The composition of the Board of Directors. In addition to the existing four independent Directors, the Board has nominated four nominees with outstanding credentials.

     . The articles of incorporation to change the name of the Fund to be consistent with other Thrivent Financial for Lutherans products.

     . Modify certain Portfolio investment restrictions to modernize and standardize investment policies and practices among the Portfolios.

     . The Fund's investment advisory agreement for two portfolios. This will increase the investment advisory fees for the Mid Cap Growth Portfolio and the Growth Portfolio to bring the fees more in line with industry peers

     . Permit the adviser, with Board approval, to hire or change subadvisers or change subadvisory agreements without shareholder approval, reducing the time delays and the need for costly subadviser meetings in the future.

Q:   Why are these changes proposed?

A: Lutheran Brotherhood and Aid Association for Lutherans merged in January 2002 to form Thrivent Financial for Lutherans. The changes outlined in the proxy are part of a multi-phase plan to merge and integrate the governance and operations of the variable product funds sponsored by the Thrivent Financial. The Board has approved:

          . a single investment company for each of the variable product funds sponsored by Thrivent Financial, and

          .    mergers of several existing portfolios.

     At a later date, as part of the integration, AAL shareholders will be asked to approve the merger of the variable product portfolios.

Q:   Who are the nominees for Directors?

A: The nominees are the four current independent Directors of LB Series Fund (Herbert Eggerding, Jr., Noel K. Estenson, Jodi L. Harpstead and Connie M.
     Levi), three current independent Directors of AAL Variable Product Series Fund (F. Gregory Campbell, Richard L. Gady and Edward W. Smeds) and one representative from Thrivent Financial for Lutherans, Pamela J. Moret. Ms. Moret is currently the President of the Fund and Executive Vice President of Thrivent Financial for Lutherans.

Q:   Why are new Directors nominated now?

A:   The timing is related to the merger and integration progress.

Q:   Why is the Board composition changing?

A: The current Board of Directors consists of four independent Directors and one representative of Thrivent Financial for Lutherans. If the nominees are elected, the size of the Board will increase to eight members and seven out of eight Directors will be independent. The Board believes that increasing the percentage of independent Directors reflects emerging best practices in the mutual fund industry and will enhance the effective oversight of the Fund. This change will also allow the Fund to benefit from the additional expertise and experience of the current independent directors of AAL Variable Product Series Fund.

     The Board has conducted its business through joint meetings with the Directors of the AAL Variable Product Series Fund since June 2002. The board composition proposal acknowledges the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the improved ability to provide consistent supervision and oversight through a combined board.

Q:   Who will lead the Board of Directors?

A: The Board recommends that an independent Director serve as the Board chair. The Board expects to select a chair from among the independent Directors in 2004 following the shareholder meeting.

Q:   Why is the name of the Fund changing?

A: When Lutheran Brotherhood and Aid Association for Lutherans merged in January 2002, the name of the company was changed to Thrivent Financial for Lutherans. This proposal will update the Fund name to make it consistent with the new Thrivent Financial brand.

Q:   Why are the investment restrictions being changed?

A: Shareholder approval is required to change a portfolio's "fundamental" investment restrictions. The proposed changes will modernize and standardize investment policies and practices among the products.

Q: Will the proposed changes to the investment restrictions result in changes to the strategies used by the adviser to manage the portfolios?

A. No. If the changes are approved, the adviser will continue to manage each Portfolio using substantially the same investment strategies as are currently used in managing each Portfolio.

Q.   Why is the Board proposing to change the lending restriction?

A: The change to the lending restriction will permit the Portfolios, subject to obtaining SEC approval, to establish an interfund lending program. Under this program, the Portfolios would be allowed to lend and borrow cash for temporary purposes to and from each other and other mutual funds sponsored by the adviser, which should result in savings for the Portfolios. The interfund lending program also would provide liquidity to the Funds to meet higher than normal redemption requests following a disaster such as the events of September 11, 2001.

Mid Cap Growth Portfolio and Growth Portfolio Only

Q:   What advisory fee changes are proposed?

A: Mid Cap Growth Portfolio shareholders are asked to approve an advisory fee increase from the current annual rate of 0.40% of average daily net assets to an annual rate of 0.50% of average daily net assets.

     Growth Portfolio shareholders are asked to approve an advisory fee increase from a current annual fee rate of 0.40% of average daily net assets to an annual fee rate of 0.45% of average daily net assets.

Q:   Why does the Board of Directors support these advisory fee changes?

A: The Board of Directors supports the advisory fee changes for these two Portfolios because:

          . The adviser has committed to invest between $4 and $5 million to enhance the quality of its asset management capabilities, including hiring other investment and administrative support professionals and making infrastructure investments to support investment research.

          . The current Mid Cap Growth Portfolio and the Growth Portfolio advisory fees are significantly lower than comparable Lipper Peer Group variable product funds. Lipper is a well-known objective mutual fund and variable product reporting agency that collects and provides competitive data. The Lipper Peer Group is a group of portfolios selected by Lipper that are chosen for comparability and used for various expense comparisons.

          . The 3-year performance record of the Mid Cap Growth Portfolio and Growth Portfolio compares favorably to other Lipper Peer Group variable product funds.

          . Even after the advisory fee increases, the Mid Cap Growth Portfolio's advisory fees will remain the lowest of the 14 portfolios in its Lipper Peer Group of variable product funds. The Growth Portfolio's advisory fee will be the second lowest of 11 portfolios in its Lipper Peer Group variable product funds.

All portfolios except Small Cap Growth portfolio, Mid Cap Select portfolio, All Cap portfolio, Investors Growth portfolio and Growth Stock portfolio.

Q: Why does the Board endorse having the ability to hire or change subadvisers or subadvisory agreements without shareholder approval?

A: The Board believes the proposal will benefit shareholders by allowing the adviser, with Board approval, to access broader money management expertise and hire or replace subadvisers without the delay and expense of a shareholder meeting. This is especially important in today's rapidly changing securities markets. The management of Portfolio assets can be addressed swiftly as changes may be needed. The Fund has obtained an SEC order that permits the adviser to operate the Portfolios as manager-of-managers funds as long as shareholder approval is obtained and certain other information is provided to shareholders before any changes are made.

     In addition, several Portfolios already operate with a manager-of-managers structure and this will conform the Portfolios.

Q: Does the adviser intend to recommend that any of the Portfolios hire or change a subadviser?

A: Yes. The Board expects to consider plans for an additional subadviser to manage a portion of the assets of the World Growth Portfolio. No other changes currently are planned.

Q: Will I be notified of any changes to my Portfolio's subadvisory arrangements?

A: Yes. Within 90 days of any subadviser changes, the Portfolio will inform you of the changes.

Q: Why are Small Cap Growth Portfolio, Mid Cap Select Portfolio, All Cap Portfolio, Investors Growth Portfolio and Growth Stock Portfolio shareholders not voting on this proposal?

A:   These Portfolios already operate under a manager-of managers structure.

Q: Who pays the costs of the Special Shareholder Meeting and proxy solicitation?

A: The adviser will pay all of the shareholder meeting and proxy solicitation expenses. It will not be paid for out of fund or portfolio assets.

Q:   How does the Board recommend that I vote on these proposals?

A: The Board of Directors unanimously recommends that you vote FOR each of the proposals.

Q:   Why should I vote?

A: Every vote is important and the Board encourages you to return your vote as soon as possible. Voting your proxy ballot now will assure that the necessary number of votes are obtained to hold the shareholder meeting as scheduled, without the time and expense required for additional proxy solicitation.

Q:   How can I vote?

A:   You may vote using one of three methods:

     .    Internet - https://vote.proxy-direct.com

     .    Telephone - 1-866-241-6194.

     . By mail - Date and sign the enclosed voting instruction card and return it in the enclosed postage-paid envelope.

Q:   When should I vote?

A: Please vote as soon as possible by mail, telephone or the Internet. This will help avoid additional follow-up costs.

Q. Who should I call if I have questions about the proposals in the proxy statement?

A.   Call 1-877-802-3594 with questions.

Q:   How can I get more information about the funds?

A: You may order the prospectus, annual report or the Statement of Additional Information for the Funds by:

     Telephone--1-800-THRIVENT (1-800-847-4836) and select option 1

     Mail--4321 North Ballard Road, Appleton, Wisconsin 54919-0001

     Internet--www.thrivent.com

  Small Cap Growth Portfolio                       Investors Growth Portfolio
 Opportunity Growth Portfolio                        Growth Stock Portfolio
Mid Cap Select Growth Portfolio                          Value Portfolio
   Mid Cap Growth Portfolio                           High Yield Portfolio
    World Growth Portfolio                              Income Portfolio
       All Cap Portfolio                         Limited Maturity Bond Portfolio
       Growth Portfolio                              Money Market Portfolio

                                    Series of

                              LB SERIES FUND, INC.
                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55415

                                   ----------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                         to be Held on February 10, 2004

                                   ----------

     A Special Meeting of Shareholders (the "Special Meeting") of each series of LB Series Fund, Inc. (the "Fund") listed above (collectively, the "Portfolios") will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota, on February 10, 2004, at 8:30 a.m. Central Time for the following purposes:

     1.   To elect Directors of the Fund.
     2. To amend the Fund's Articles of Incorporation to change the name of the Fund.
     3. To amend or eliminate certain investment restrictions for certain Portfolios as follows:
          A.   Amend the fundamental investment restriction on lending.
          B. Amend the fundamental investment restriction on concentration of assets.
          C.   Amend the fundamental investment restriction on diversification.
          D. Amend the fundamental investment restriction on underwriting the securities of other issuers.
          E. Amend the fundamental investment restriction on the purchase or sale of real estate and commodities.
     4.   To approve an increase in the investment advisory fees for:
          A.   Mid Cap Growth Portfolio
          B.   Growth Portfolio.
     5. To authorize Thrivent Financial for Lutherans, upon approval of the Board of Directors, to enter into or amend subadvisory agreements without shareholder approval.
     6. To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

     The Board of Directors of the Fund has fixed the close of business on December 12, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.


                                              By Order of the Board of Directors
                                              John O. Gilbert, Chairman

Minneapolis, Minnesota
December 30, 2003

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT

     You can help avoid the necessity and expense of sending follow-up letters by promptly returning the enclosed voting instructions. If you are unable to be present in person, please mark, date, sign and return the enclosed voting instructions. The enclosed envelope requires no postage if mailed in the United States. You also may vote by telephone (1-800-597-7836) or the Internet (https://vote.proxy-direct.com).

--------------------------------------------------------------------------------

   Small Cap Growth Portfolio                      Investors Growth Portfolio
  Opportunity Growth Portfolio                        Growth Stock Portfolio
Mid Cap Select Growth Portfolio                          Value Portfolio
    Mid Cap Growth Portfolio                          High Yield Portfolio
     World Growth Portfolio                             Income Portfolio
       All Cap Portfolio                         Limited Maturity Bond Portfolio
        Growth Portfolio                             Money Market Portfolio

                                       of

                              LB SERIES FUND, INC.
                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55414

                                   ----------

                                 PROXY STATEMENT

                                   ----------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of LB Series Fund, Inc. (the "Fund") to be used at a Special Meeting of Shareholders and any adjournments (collectively, the "Special Meeting") of each series of the Fund listed above (each, a "Portfolio," and collectively, the "Portfolios") to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on February 10, 2004, at 8:30 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and voting instruction form are first being mailed on or about December 30, 2003.

Proposals

     The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Portfolios that are being solicited to approve the proposal.

Description of Proposal                           Portfolios Affected
-----------------------------------------------   -------------------------

1.   Elect Directors                              All Portfolios

2.   Amend the Fund's Articles of Incorporation   All Portfolios
     to change the name of the Fund

3.   Amend or eliminate certain investment
     policies regarding:
     A.   Lending                                 All Portfolios
     B.   Concentration                           All Portfolios
     C.   Diversification                         All Portfolios
     D.   Underwriting the securities of other    All Portfolios
          issuers
     E.   Real estate and commodities             All Portfolios

4.   Approve an increase of the investment
     advisory fees for:
     A.   Mid Cap Growth Portfolio                Mid Cap Growth Portfolio
     B.   Growth Portfolio                        Growth Portfolio

5.   Authorize Thrivent Financial for             All Portfolios except
     Lutherans ("Thrivent Financial"),            Small Cap Growth
     upon approval of the Board of                Portfolio, Mid Cap Select
     Directors, to enter into and                 Growth Portfolio, All Cap
     materially amend subadvisory                 Portfolio, Investors
     agreements without shareholder               Growth Portfolio, and
     approval                                     Growth Stock Portfolio

Quorum and Voting

Who is entitled to vote?

     Shares of the Portfolios are currently sold, without sales charges to (a) separate accounts of Thrivent Financial and Thrivent Life Insurance Company ("Thrivent Life") to fund benefits under variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life (the "Contracts") and (b) retirement plans sponsored by Thrivent Financial (the "Plans"). All owners of the Contracts and the administrator of the Plans are entitled to vote. Thrivent Financial is the investment adviser to the Portfolios and also provides certain administrative services to the Portfolios. Thrivent Financial and Thrivent Life will cast your votes according to your voting instructions. Any shares of a Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of that Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account, will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions that are received with respect to all Contracts participating in the Portfolio. If the voting instruction form is returned but no instructions are given, the shares of the Portfolio to which the form relates will be voted FOR all the proposals.

     The Board of Directors has fixed the close of business on December 12, 2003, as the record date for the Special Meeting. The table below reflects the total number of shares of each Portfolio issued and outstanding as of the record date.

         Portfolio                Number of Shares
-------------------------------   ----------------
Small Cap Growth Portfolio
Opportunity Growth Portfolio
Mid Cap Select Growth Portfolio
Mid Cap Growth Portfolio
World Growth Portfolio
All Cap Portfolio
Growth Portfolio
Investors Growth Portfolio
Growth Stock Portfolio
Value Portfolio
High Yield Portfolio
Income Portfolio
Limited Maturity Bond Portfolio
Money Market Portfolio

     Each share is entitled to one vote. A Contract owner is entitled to direct that number of votes which is equal to the number of full and fractional shares of the relevant Portfolio underlying the Contract owner's Contract.

How You Can Vote

     You may vote by mail, telephone or the Internet. Your vote must be received by 6:00 a.m., Central Time, on February 10, 2004. To vote by mail, date and sign the enclosed voting instruction form and return it in the enclosed postage-paid envelope. To vote by telephone, call 1-800-597-7836. To vote by Internet, visit https://vote.proxy-direct.com.

     The shareholders of each Portfolio will vote separately on certain matters at the Special Meeting as described below, although proxies are being solicited through use of this combined Proxy Statement. With respect to Proposal 1 (regarding the election of Directors of the Fund) and Proposal 2 (regarding the approval of a new name for the Fund), shareholders of each Portfolio of the Fund will vote together with each other Portfolio of the Fund. With respect to Proposals 3A to 3E (regarding the amendment to or elimination of certain investment restrictions) and Proposal 5 (regarding authorization for Thrivent Financial to enter into and materially amend subadvisory agreements without shareholder approval), shareholders of each of the affected Portfolios will vote separately. With respect to Proposals 4A and 4B (regarding the approval of an investment advisory fee increase), shareholders of the Mid Cap Growth Portfolio and the Growth Portfolio will vote separately.

     You may revoke your voting instructions at any time prior to their use by:

     .    giving written notice of revocation to an officer of the Fund,
     . returning to an officer of the Fund a properly executed, later dated voting instruction form,
     .    voting later by telephone or Internet, or
     . attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

     Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions. Signed voting instructions received by the Board of Directors in time for voting that are not revoked will be voted in accordance with the instructions noted on the form. Unless instructions to the contrary are marked on the voting instruction form, the shares represented by the form will be voted FOR all the proposals. The voting instruction form grants discretion to the persons named thereon to take such further action as they determine appropriate in connection with any other matter that may properly come before the Special Meeting or any adjournments. The Board of Directors does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

     For purposes of considering Proposals 1 and 2, a majority of the aggregate number of shares of the Fund entitled to vote constitutes a quorum. For purposes of considering Proposals 3A through 3E, 4, and 5, a majority of the shares of the Portfolio entitled to vote at the Special Meeting represented in person or by proxy constitutes a quorum.

What is the voting requirement to pass each Proposal?

     A plurality of the votes cast in person or by proxy of the Special Meeting at which a quorum is present will be required for the election of Directors (Proposal 1). Approval of Proposal 2 requires the affirmative vote of a majority of the shares cast in person or by proxy at the Special Meeting at which a quorum is present. Approval of Proposals 3, 4, and 5 require the affirmative vote of the holders of a "majority of the outstanding voting securities," of the relevant Portfolio, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act defines a vote of the holders of a "majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio. Abstentions have the same effect as votes cast against a proposal.

How is approval being solicited?

     The Board of Directors expects to make this solicitation primarily by mail. However, in addition to solicitating voting instructions by mail, the officers of the Fund and members of the Board of Directors and persons affiliated with Thrivent Financial, the Fund's investment adviser, may solicit voting instructions personally or by telephone or other electronic means. The Fund may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. All of the costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by Thrivent Financial.

Additional Information about the Portfolios

     The financial statements of each Portfolio for the year ended December 31, 2002, are included in the Fund's annual report for the year ended December 31, 2002, which has been previously sent to Contract owners and the administrator of the Plans. The financial statements of each Portfolio for the six months ended June 30, 2003 are included in the Fund's semiannual report for the six months ended June 30, 2003, which has been previously sent to Contract owners and the administrator of the Plans. The Fund will provide you with a copy of either report without charge. You may obtain a copy of these reports by writing to LB Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free 1-800-847-4836.

     As of December 1, 2003, the following persons or entities were the beneficial and/or record owners of 5% or more of the shares of the indicated
Portfolio:

---------------------------------------------------------------------------------------------------------------------------------
                                      Small Cap Growth Portfolio   Opportunity Growth Portfolio   Mid Cap Select Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------------
                                      Number         % of          Number          % of           Number         % of
Shareholder                           Of Shares      Outstanding   of Shares       Outstanding    of Shares      Outstanding
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -       900,355.42        26%       7,997,927.35      29.4          983,071.31        27.3%
LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -              N/A       N/A        1,154,365.26%      4.2%                N/A         N/A
LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -              N/A       N/A                 N/A       N/A                 N/A         N/A
LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -      921,868.55      26.7%         677,542.54       2.5%         811,739.75        22.5%
Thrivent Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       13,009.16       0.4%           8,429.09       0.0%          14,459.70         0.4%
Thrivent Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -      183,463.18       5.3%         147,594.87       0.5%         268,154.55         7.4%
AAL Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -        7,811.65       0.2%          16,916.59       0.1%          12,263.66         0.3%
AAL Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -    1,430,098.81      41.4%      14,582,795.26      53.5%       1,516,930.65        42.1%
LB Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -             N/A       N/A        1,700,431.06       6.2%                N/A         N/A
LB Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series                    N/A       N/A                 N/A       N/A                 N/A         N/A
Fund, Inc.-
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial 401(k) Plan -               N/A       N/A          950,763.64       3.5%                N/A         N/A
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                      Mid Cap Growth Portfolio      World Growth Portfolio        All Cap Portfolio
----------------------------------------------------------------------------------------------------------------------------
                                      Number          % of          Number          % of          Number         % of
Shareholder                           of Shares       Outstanding   of Shares       Outstanding   of Shares      Outstanding
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance               10,332,384.81      28.4%      11,716,216.97      29.7%      1,717,851.57      27.9%
Company - LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance                  943,768.83       2.6%       1,109,469.86       2.8%               N/A       N/A
Company - LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -               N/A       N/A                 N/A       N/A                N/A       N/A
LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -     2,029,399.80       5.6%       2,342,248.11       5.9%      1,242,818.50      20.2%
Thrivent Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -        19,597.55       0.1%          14,276.40       0.0%          6,170.05       0.1%
Thrivent Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       269,777.26       0.7%         144,182.71       0.4%        254,017.81       4.1%
AAL Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -        27,834.04       0.1%          14,288.00       0.0%         18,605.71       0.3%
AAL Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -    20,438,646.15      56.1%      21,636,558.19      54.9%      2,926,125.63      47.5%
LB Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -     1,440,536.79       4.0%       1,670,884.12       4.2%               N/A       N/A
LB Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series                     N/A       N/A                 N/A       N/A                N/A       N/A
Fund, Inc.-
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial 401(k) Plan -         901,205.06       2.5%         779,920.27       2.0%               N/A       N/A
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                      Growth Portfolio              Investors Growth Portfolio   Growth Stock Portfolio
----------------------------------------------------------------------------------------------------------------------------
                                      Number          % of          Number         % of          Number         % of
Shareholder                           of Shares       Outstanding   of Shares      Outstanding   of Shares      Outstanding
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -     76,514,649.84      42.3%      1,271,146.82      30.4%      1,794,636.02       27.3%
LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -      7,629,903.46       4.2%               N/A       N/A                N/A        N/A
LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -         80,488.06       0.0%               N/A       N/A                N/A        N/A
LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -     3,418,082.10       1.9%      1,003,381.78      24.0%      1,583,803.85       24.1%
Thrivent Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -        96,615.18       0.1%           6,233.53       0.1%          7,463.20       0.1%
Thrivent Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       706,150.77       0.4%         142,437.80       3.4%        358,712.76       5.5%
AAL Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -        59,436.14       0.0%           3,057.67       0.1%          8,435.43       0.1%
AAL Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -    76,902,795.49      42.5%       1,749,551.91      41.9%      2,812,255.01      42.8%
LB Variable Annuity Account I625
Fourth Avenue South Minneapolis, MN
55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -     5,919,122.27       3.3%                N/A       N/A                N/A       N/A
LB Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -              N/A       N/A                 N/A       N/A                N/A       N/A
LB Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series                     N/A       N/A                 N/A       N/A                N/A       N/A
Fund, Inc.-
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial 401(k) Plan -       9,625,849.91       5.3%                N/A       N/A                N/A       N/A
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                      Value Portfolio              High Yield Portfolio          Income Portfolio
----------------------------------------------------------------------------------------------------------------------------
                                      Number         % of          Number          % of          Number          % of
Shareholder                           of Shares      Outstanding   of Shares       Outstanding   of Shares       Outstanding
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -     5,781,518.99      26.6%      70,614,863.76      42.8%      47,677,041.72      45.2%
LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -              N/A       N/A        5,413,294.04       3.3%       2,246,849.40       2.1%
LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -              N/A       N/A           65,101.03       0.0%          29,502.64       0.0%
LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -    5,270,413.48      24.2%       4,825,797.38       2.9%       3,945,937.98       3.7%
Thrivent Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       87,157.37       0.4%          33,302.86       0.0%          25,622.71       0.0%
Thrivent Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -    2,481,596.81      11.4%         532,261.86       0.3%         687,396.87       0.7%
AAL Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       96,798.13       0.4%         103,231.72       0.1%          70,417.57       0.1%
AAL Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -    8,053,224.24      37.0%      77,302,571.10      46.8%      48,351,355.31      45.9%
LB Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -             N/A       N/A        5,048,825.40       3.1%       1,990,857.64       1.9%
LB Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series                    N/A       N/A                 N/A       N/A                 N/A       N/A
Fund, Inc.-
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------
Thrivent Financial 401k Plan -                 N/A       N/A        1,079,260.66       0.7%         409,335.36       0.4%
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      Limited Maturity Bond Portfolio   Money Market Portfolio
----------------------------------------------------------------------------------------------------
                                         Number         % of            Number           % of
Shareholder                              of Shares      Outstanding     of Shares        Outstanding
----------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -        5,391,728.95      26.0%         61,990,309.87      21.3%
LBVIP Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Life Insurance                           N/A       N/A           5,741,533.78       2.0%
Company - LBVIP Variable
Insurance Account
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Life Insurance Company -                 N/A       N/A              25,286.40       0.0%
LBVIP Variable
Insurance Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       5,675,549.23      27.4%         20,133,557.70       6.9%
Thrivent Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -          27,874.75       0.1%            775,226.44       0.3%
Thrivent Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       1,365,056.86       6.6%         30,428,598.38      10.5%
AAL Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -          51,198.17       0.2%          1,245,016.77       0.4%
AAL Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -       7,958,821.73      38.4%        108,988,689.06      37.5%
LB Variable Annuity
Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans -                N/A       N/A           5,477,490.84       1.9%
LB Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
AAL Variable Product Series                       N/A       N/A          55,755,732.83      19.2%
Fund, Inc.-
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------
Thrivent Financial 401k Plan -             255,636.25       1.2%                   N/A       N/A
625 Fourth Avenue South
Minneapolis, MN 55415
----------------------------------------------------------------------------------------------------

                                   PROPOSAL 1

                              Election of Directors

Nominees/Directors

     The purpose of this proposal is to elect the Board of Directors of the Fund. The nominees named below include the four current independent Directors of the Fund (Herbert Eggerding, Jr., Noel K. Estenson, Jodi L. Harpstead and Connie
M. Levi). The nominees also include three individuals that are current independent directors and trustees of The AAL Mutual Funds and AAL Variable Product Series Fund, Inc. (F. Gregory Campbell, Richard L. Gady and Edward W. Smeds) and one representative from Thrivent Financial, Pamela J. Moret. Ms. Moret is currently the President of the Fund and Executive Vice President of Thrivent Financial. (The term "independent" director refers to an individual that is not an "interested person" of the Fund or Thrivent Financial. A director is an interested person if, among other things, the individual is employed by Thrivent Financial.)

     At a meeting held on October 7, 2003, the Governance Committee nominated the current independent Directors of the Fund as well as Messrs. Campbell, Gady and Smeds as Directors of the Fund. At a meeting held on November 11, 2003, the Governance Committee also approved the nomination of Ms. Moret. Messrs. Eggerding and Estenson and Mses. Harpstead and Levi have been previously elected by shareholders. Messrs. Campbell, Gady, and Smeds and Ms. Moret are being nominated for the first time to serve as Directors of the Fund.

Reasons for the Proposal

     Since the merger of Lutheran Brotherhood and Aid Association for Lutherans to form Thrivent Financial for Lutherans in January 2002, the Board of Directors of the Fund has evaluated several alternatives for the ongoing governance of the Fund. The Board of Directors has met jointly with the board of directors of the other variable product funds and retail mutual funds sponsored by Thrivent Financial since June 2002.

     Currently the Board of Directors consists of four independent Directors and one representative of Thrivent Financial. If shareholders elect the nominees, seven out of eight directors will be independent. The Board of Directors believes that this increase in the percentage of independent directors reflects emerging best practices in the mutual fund industry and will enhance oversight of the Fund. The Fund would also benefit from the expertise and experience of the current independent Directors of AAL Variable Product Series Fund. The Board has recommended that an independent Director serve as chair of the Board of Directors. The independent Directors expect to select the chair in February 2004.

     The timing of the proposal is related to a multi-phase initiative to consolidate the governance and operations of the variable product funds sponsored by Thrivent Financial. This effort includes the use of a single investment company for each of the variable product funds offered by Thrivent Financial. In connection with this effort, the Board of Directors has also approved mergers of several existing variable product funds, including the merger of the Opportunity Growth Portfolio into the Mid Cap Growth Portfolio. If the Fund obtains the necessary shareholder approval for these proposals, the retail and variable product funds offered by Thrivent Financial will have the same board composition. In approving the proposal, the Directors took into account the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the greater ability to provide consistent supervision and oversight through a unified Board.

     All shares represented by valid voting instruction forms will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Directors if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies named in the voting instruction form may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board of Directors, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Directors. Background information on all of the nominees is provided in the following table.

                             Interested Directors/1/

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in         Other
                                                                                          Fund Complex          Directorships
                                                               Principal                  Overseen by           Held by
                                             Term of Office    Occupation(s)              Director or           Director or
Name, Address,              Position(s)      and Length of     During Past 5              Nominee for           Nominee for
and Age                     Held With Fund   Time Served/2/    Years                      Director /4/          Director
------------------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret             President and    President since   Executive Vice             Ms. Moret is not      Lutheran World
625 Fourth Avenue South     Nominee for      2002              President, Marketing and   currently serving     Relief;
Minneapolis, MN             Director                           Products, Thrivent         as a Trustee or       Minnesota Public
Age 47                                                         Financial for Lutherans    Director              Radio
                                                               since 2002; Senior Vice
                                                               President, Products,
                                                               American  Express
                                                               Financial Advisors from
                                                               2002 to 2001; Vice
                                                               President, Variable
                                                               Assets, American Express
                                                               Financial Advisors from
                                                               1996 to 2000
------------------------------------------------------------------------------------------------------------------------------------

                             Independent Directors/3/

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios in         Other
                                                                                          Fund Complex          Directorships
                                                               Principal                  Overseen by           Held by
                                             Term of Office    Occupation(s)              Director or           Director or
Name, Address,              Position(s)      and Length of     During Past 5              Nominee for           Nominee for
and Age                     Held With Fund   Time Served/2/    Years                      Director/4/           Director
------------------------------------------------------------------------------------------------------------------------------------
Herbert F. Eggerding, Jr.   Director         Director since    Management consultant to   14 of the LB Series   None
625 Fourth Avenue South                      1990              several privately owned    Fund, Inc., 20 of
Minneapolis, MN                                                companies                  The AAL Mutual
Age 66                                                                                    Funds, 14 of the
                                                                                          AAL Variable
                                                                                          Product Series
                                                                                          Fund, Inc., 11 of
                                                                                          The Lutheran
                                                                                          Brotherhood Family
                                                                                          of Funds
------------------------------------------------------------------------------------------------------------------------------------

Noel K. Estenson            Director         Director since    Retired; previously        14 of the LB          None
625 Fourth Avenue South                      1997              President and Chief        Series Fund,
Minneapolis, MN                                                Executive Officer,         Inc., 11 of The
Age 64                                                         CENEX, Inc. (petroleum     Lutheran
                                                               products business)         Brotherhood Family
                                                                                          of Funds
------------------------------------------------------------------------------------------------------------------------------------

Jodi L. Harpstead           Director         Director since    Vice President & General   14 of the LB Series   Director, Delta
625 Fourth Avenue South                      1998              Manager, Cardiac Surgery   Fund, 11 of The       Dental Plan of
Minneapolis, MN                                                Technologies for           Lutheran              Minnesota
Age 46                                                         Medtronic, Inc. (medical   Brotherhood Family
                                                               products and               of Funds
                                                               technologies business)
                                                               since 2002; President
                                                               Global Marketing and
                                                               U.S. Sales, Cardiac
                                                               Rhythm Management for
                                                               Medtronic, Inc. from
                                                               2001 to 2002; Vice
                                                               President, U.S. Pacing
                                                               Sales for Medtronic,
                                                               Inc. from 1996 to 2001
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Connie M. Levi              Director         Director since    Retired; previously        14 of the LB Series   Director, Norstan,
625 Fourth Avenue South                      1993              President of the Greater   Fund, Inc., 11 of     Inc.
Minneapolis, MN                                                Minneapolis Chamber of     The Lutheran
Age 64                                                         Commerce                   Brotherhood Family
                                                                                          of Funds
------------------------------------------------------------------------------------------------------------------------------------

F. Gregory Campbell         Nominee for      Nominee for       President, Carthage        20 of The AAL         ELCA University and
625 Fourth Avenue South     Director         Director          College                    Mutual Funds, 14 of   College Employees'
Minneapolis, MN                                                                           the AAL Variable      Health Benefit
Age 63                                                                                    Product Series        Board; ELCA Risk
                                                                                          Fund, Inc.            Management Board;
                                                                                                                Director, Johnson
                                                                                                                Family Funds, Inc.,
                                                                                                                an investment
                                                                                                                company consisting
                                                                                                                four portfolios;
                                                                                                                Kenosha Hospital and
                                                                                                                Medical Center
                                                                                                                Board; Prairie
                                                                                                                School Board; United
                                                                                                                Health Systems Board
------------------------------------------------------------------------------------------------------------------------------------

Richard L. Gady             Nominee for      Nominee for       Retired; previously Vice   20 of The AAL         International
625 Fourth Avenue South     Director         Director          President, Public          Mutual Funds,         Agricultural
Minneapolis, MN                                                Affairs and Chief          14 of the AAL         Marketing
Age 60                                                         Economist, Conagra, Inc.   Variable Product      Association
                                                               (agribusiness)             Series Fund, Inc.     Board
------------------------------------------------------------------------------------------------------------------------------------

Edward W. Smeds             Nominee for      Nominee for       Retired; previously        20 of The AAL         Chairman of Carthage
625 Fourth Avenue South     Director         Director          President of Customer      Mutual Funds, 14 of   College Board
Minneapolis, MN                                                Service and Operations,    the AAL Variable
Age 67                                                         Kraft Foods                Product Series
                                                                                          Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                               Executive Officers

--------------------------------------------------------------------------------------------------------------------
                          Position(s) Held   Term of Office and         Principal Occupation(s)
Name, Address, and Age    With Fund          Length of Time Served/2/   During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Pamela J. Moret           President          President since 2002       Executive Vice President, Marketing and
625 Fourth Avenue South                                                 Products, Thrivent Financial for Lutherans
Minneapolis, MN                                                         since 2002; Senior Vice President, Products,
Age 47                                                                  American Express Financial Advisors from
                                                                        2002 to 2001; Vice President, Variable
                                                                        Assets, American Express Financial Advisors
                                                                        from 1996 to 2000
--------------------------------------------------------------------------------------------------------------------

Charles D. Gariboldi      Treasurer          Treasurer since 2002       Vice President of Investment Accounting,
625 Fourth Avenue South                                                 Thrivent Financial for Lutherans since 2002;
Minneapolis,                                                            Vice President of Investment Accounting, Aid
MN                                                                      Association for Lutherans from 1999 to 2001;
Age 43                                                                  Treasurer, The AAL Mutual Funds since 1997
--------------------------------------------------------------------------------------------------------------------

/1/ "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial, the adviser and an affiliate of the Fund.

/2/ Each Director serves an indefinite term until his or her successor is duly elected and qualified. The bylaws of the Fund provide that each Director must retire at the end of the month in which the Director attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/ The Directors and Nominees other than Ms. Moret are not "interested persons" of the Fund and are referred to as "Independent Directors."

/4/ The "Fund Complex" includes the 11 series of The Lutheran Brotherhood Family of Funds, the 20 series of The AAL Mutual Funds, the 14 series of AAL Variable Product Series Fund, Inc., and the 14 series of LB Series Fund, Inc.

Committees of the Board of Directors

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Meetings Held During
Committee    Members /1/                  Function                                                       Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------------
Audit        Herbert F. Eggerding, Jr.    The 1940 Act requires that a fund's independent auditors be    2
             Noel K. Estenson,            selected by a majority of those Directors who are not
             Jodi L. Harpstead,           "interested persons" (as defined in the 1940 Act) of the
             Connie M. Levi               Fund. The Audit Committee is responsible for recommending
                                          the engagement or retention of the Fund's independent
                                          accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services provided by the independent
                                          accountants prior to the performance of such services,
                                          considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing and reviewing the system of internal accounting control.
-----------------------------------------------------------------------------------------------------------------------------

Contracts    Herbert F. Eggerding, Jr.    The Contracts Committee assists the Board of Directors in      2
             Noel K. Estenson,            fulfilling its duty to review and approve contracts between
             Jodi L. Harpstead,           the Fund and other entities, including entering into new
             Connie M. Levi               contracts and renewing existing contracts. The Contracts
                                          Committee considers investment advisory, distribution,
                                          transfer agency, administrative service and custodial
                                          contracts, and other contracts the Board of Directors deems necessary or appropriate for the continued operations of
                                          each Fund.
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Governance   Herbert F. Eggerding, Jr.    The Governance Committee assists the Board of Directors in     2
             Noel K. Estenson,            fulfilling its duties to govern the Fund, including
             Jodi L. Harpstead,           recommendations regarding evaluation of the Board of
             Connie M. Levi               Directors, compensation of the Directors, composition of the committees and the Board's membership. The Governance
                                          Committee makes recommendations regarding nominations for
                                          Directors, and will consider nominees suggested by
                                          shareholders sent to the attention of the President of the
                                          Fund.
------------------------------------------------------------------------------------------------------------------------------

/1/The independent Directors serve as members of each Committee.

Beneficial Interest in the Fund by Directors

     The following tables provide information as of November 14, 2003, regarding the dollar range of beneficial ownership by each Director or Nominee in each series of the Fund. In addition, the amount shown in the last column reflects the aggregate amount of each Director's beneficial ownership in all registered investment companies within the Fund Complex which are overseen by the Director.

Interested Directors

--------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate Dollar Range of
                                                                                  Beneficial Ownership in All
                                                                                  Registered Investment
                            Dollar Range of Beneficial Ownership in Each Series   Companies Overseen by the
Name of Director            of the Fund                                           Director in the Fund Complex
--------------------------------------------------------------------------------------------------------------
Pamela J. Moret             Small Cap Growth Portfolio               $1-$10,000        Over $100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio                       None
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                               None
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                           None
                            Income Portfolio                         $1-$10,000
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                   $1-$10,000

--------------------------------------------------------------------------------------------------------------

Independent Directors

--------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate Dollar Range of
                                                                                  Beneficial Ownership in All
                                                                                  Registered Investment
                            Dollar Range of Beneficial Ownership in each Series   Companies Overseen by the
Name of Director            of the Fund                                           Director in the Fund Complex
--------------------------------------------------------------------------------------------------------------
F. Gregory Campbell         Small Cap Growth Portfolio                     None        Over $100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio                       None
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                               None
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                           None
                            Income Portfolio                               None
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                         None

--------------------------------------------------------------------------------------------------------------

Herbert F. Eggerding, Jr.   Small Cap Growth Portfolio                     None        Over $100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio            $10,001-$50,000
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                    $10,001-$50,000
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                $10,001-$50,000
                            Income Portfolio                               None
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                         None

--------------------------------------------------------------------------------------------------------------

Noel K. Estenson            Small Cap Growth Portfolio                     None        Over $100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio                       None
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                      Over $100,000
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                           None
                            Income Portfolio                               None
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                         None

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Richard L. Gady             Small Cap Growth Portfolio                     None        Over $100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio                       None
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                               None
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                           None
                            Income Portfolio                               None
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                         None

--------------------------------------------------------------------------------------------------------------

Jodi L. Harpstead           Small Cap Growth Portfolio                     None        Over $100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio                       None
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                               None
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                           None
                            Income Portfolio                               None
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                         None

--------------------------------------------------------------------------------------------------------------

Connie Levi                 Small Cap Growth Portfolio                     None        $50,001-$100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio                       None
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                   $50,000-$100,000
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                           None
                            Income Portfolio                               None
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                         None

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Edward W. Smeds             Small Cap Growth Portfolio                     None        Over $100,000 in
                            Opportunity Growth Portfolio                   None        Fund Complex
                            Mid Cap Select Growth Portfolio                None
                            Mid Cap Growth Portfolio                       None
                            World Growth Portfolio                         None
                            All Cap Portfolio                              None
                            Growth Portfolio                               None
                            Investors Growth Portfolio                     None
                            Growth Stock Portfolio                         None
                            Value Portfolio                                None
                            High Yield Portfolio                           None
                            Income Portfolio                               None
                            Limited Maturity Bond Portfolio                None
                            Money Market Portfolio                         None

--------------------------------------------------------------------------------------------------------------

     Thrivent Financial is a non-stock corporation. No Directors or officers of the Fund have any legal ownership interest in Thrivent Financial or its affiliates or any subadvisers.

Compensation of Directors

     The following table shows the compensation paid to the Directors of the Fund for the year ended December 31, 2002:

---------------------------------------------------------
                                              Total
                                           Compensation
                                          from Fund and
                                           Fund Complex
                                        Paid to Directors
                           Aggregate        (Includes
                         Compensation        Deferred
Name                       from Fund       Compensation)
---------------------------------------------------------
Interested Directors:
---------------------------------------------------------
John O. Gilbert             $     0          $     0
---------------------------------------------------------
Independent Directors:
---------------------------------------------------------
Herbert F. Eggerding        $23,275          $50,500
---------------------------------------------------------
Noel K. Estenson            $22,432          $48,000/1/
---------------------------------------------------------
Jodi L. Harpstead           $21,589          $45,500
---------------------------------------------------------
Connie M. Levi              $22,432          $48,000
---------------------------------------------------------

     /1/The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they may otherwise be entitled to receive from the Fund. Compensation deferred is invested into The Lutheran Brotherhood Family of Funds, the allocation of which is determined by the individual Director. As of November 14, 2003 the total amount of deferred compensation payable to Mr. Estenson was $38,414 for the portion of the compensation which he has elected to defer.

Independent Accountants

     The Fund has retained PricewaterhouseCoopers LLP ("PwC") as the Fund's independent public accountants for the fiscal year ending December 31, 2003. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they desire to do so.

Audit Fees

     The Fund estimates that the aggregate fees billed by PwC for professional services rendered in connection with (i) the audit of the annual financial statements set forth in the Fund's Annual Report for all Portfolios for the year ended December 31, 2002 and (ii) the Fund's Semiannual Report for all Portfolios for the period ended June 30, 2002 were approximately $167,182.

Financial Information Systems Design & Implementation Fees

     For the fiscal year ended December 31, 2002, PwC received no fees for financial information systems design and implementation on behalf of the Fund, Thrivent Financial or its affiliates.

All Other Fees

     For the fiscal year ended December 31, 2002, the Fund paid PwC approximately $22,200 for all other non-audit services rendered on behalf of the Funds, which consisted of assisting in the preparation and/or review of each Portfolio's federal income tax returns. During the same fiscal year, Thrivent Financial and its affiliates paid PwC $54,330 for other non-audit services.

     The Fund's Audit Committee has considered the non-audit services provided to the Fund and Thrivent Financial and its affiliates as described above and determined that these services do no compromise PwC's independence.

Required Vote

     A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Director. Shareholders of all Portfolios will vote together as a single class on Proposal 1.

Recommended Shareholder Action

     The Board of Directors, including the Independent Directors, unanimously recommends that shareholders vote FOR all candidates in Proposal 1. If Proposal 1 is not adopted, the Board of Directors will continue to consist of the existing Directors of the Funds.

                                   PROPOSAL 2

             Amendment of the Articles of Incorporation of the Fund
                         to Change the Name of the Fund

     Under this proposal, the name of the Fund would be changed from LB Series Fund Inc. to Thrivent Series Fund, Inc. When Lutheran Brotherhood merged with Aid Association for Lutherans, the name of the organization became Thrivent Financial for Lutherans. The Directors have determined that the proposed name will make it clearer that the Fund serves as the investment vehicle for variable contracts issued by Thrivent Financial and Thrivent Life. Under Minnesota law, shareholders of the corporation must approve an amendment to the Fund's Articles of Incorporation to change the Fund's name. If shareholders approve the proposed amendment, the Fund's Directors and officers intend to complete all steps necessary to amend the Articles of Incorporation of the Fund to change the name of the Fund to the proposed name.

Required Vote

     Approval of Proposal 2 requires the affirmative vote of a majority of the shares cast in person or by proxy at the Special Meeting at which a quorum is present. Shareholders of all Portfolios will vote together as a single class on Proposal 2. If Proposal 2 is not approved, the name of the Fund will remain unchanged.

Recommended Shareholder Action

     The Board of Directors, including the Independent Directors, unanimously recommends that shareholders vote FOR Proposal 2.

                                   PROPOSAL 3

              To Amend or Eliminate Certain Investment Restrictions

     The Board of Directors has proposed that shareholders approve the amendment of five fundamental investment restrictions of certain Portfolios. The proposed changes are based on recommendations of Thrivent Financial that were reviewed and approved by the Board of Directors, subject to shareholder approval, at a meeting held on November 11-12, 2003.

     Under the 1940 Act, a registered investment company is required to recite its policy with respect to certain investment activities. Under the 1940 Act, an investment policy that is classified as "fundamental" may not be changed without the approval of a fund's shareholders. The Board of Directors believes that approval of these proposals will modernize and standardize the investment restrictions, promote operational efficiencies and enhance the effective monitoring of compliance with such investment restrictions.

     At the Special Meeting, shareholders of each Portfolio will vote upon Proposals 3A through 3E separately. Each change to a Portfolio's fundamental investment restriction will become effective as soon as practicable following approval by shareholders.

                                   PROPOSAL 3A

           To Amend the Fundamental Investment Restriction on Lending
                                (All Portfolios)

     The primary purpose of this proposal is to give the Portfolios the flexibility to participate in an interfund lending program. Under an interfund lending program, each Portfolio would be able to lend and borrow cash for temporary purposes to and from each other and other mutual funds and variable product funds sponsored by Thrivent Financial. The Board believes that an interfund lending program would provide liquidity to the Portfolios to meet higher than normal redemption requests. These requests could occur following a natural disaster or other crisis such as the events of September 11, 2001. The proposal is not expected to materially affect how the Portfolios are managed.

     The fundamental investment restriction regarding lending currently provides:

          "None of the Portfolios may lend any of its assets except portfolio securities. The purchase of corporate or U.S. or foreign governmental bonds, debentures, notes, certificates of indebtedness, repurchase agreements or other debt securities of an issuer permitted by a Portfolio's investment objective and policies will not be considered a loan for purposes of this limitation."

     The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

          "None of the Portfolios may make loans, except that any Portfolio may
          (i) lend portfolio securities, (ii) enter into repurchase agreements,
          (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and
          (iv) participate in an interfund lending program with other registered investment companies."

     Each Portfolio is currently subject to a non-fundamental investment policy that restricts the Portfolio from making any loan if as a result more than one-third of its total assets would be lent to other parties. The Fund intends to maintain this non-fundamental policy with respect to each Portfolio if Proposal 3A is adopted.

     Currently, the Fund has a line of credit agreement with a bank that allows each Portfolio to borrow money to meet redemption requests and for other temporary purposes. None of the Portfolios has ever borrowed money pursuant to the line of credit agreement, yet each Portfolio pays a fee to the bank, whether or not it ever borrows money. Management believes that the establishment of an interfund lending program would reduce the required borrowing capacity under the line of credit agreement, which would generate savings for the Portfolios.

     Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, the Fund will file an application with the Securities and Exchange Commission ("SEC") for exemption from certain provisions of the 1940 Act. The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations, and the relief, if and when granted, would allow the Portfolios to set up a more regular program if the Board of Directors determines that a more regular program would be in the best interests of a Portfolio.

Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

     It is anticipated that all loans under the interfund lending program would be made pursuant to a master loan agreement. A lending Portfolio could lend available cash to another Portfolio only when the "interfund rate" is higher than the rate the lending Portfolio could earn on an overnight government repurchase agreement or on other comparable short-term investments. Each borrowing Portfolio could borrow through the interfund lending program only when the interfund rate is lower than the available bank loan rate. Thrivent Financial would (i) monitor the interest rates charged and other terms and conditions of the interfund lending program, (ii) ensure compliance with each Portfolio's investment policies and limitations, (iii) ensure equitable treatment of each Portfolio, and (iv) make quarterly reports to the Board concerning any transactions by the Portfolios under the interfund lending program.

                                   PROPOSAL 3B

   To Amend the Fundamental Investment Restriction on Concentration of Assets
                                (All Portfolios)

     The primary purpose of the proposal is to clarify that the exemption from the restriction for domestic bank instruments only applies to the Money Market Portfolio. The proposal also serves to conform each Portfolio's investment restriction on concentration to a restriction that is expected to become standard for all funds sponsored by Thrivent Financial. The proposal is not expected to materially affect how the Portfolios are managed.

The fundamental investment restriction regarding industry concentration currently provides:

          "None of the Portfolios will purchase securities of a company in any industry if as a result of the purchase a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry"

     The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

          "None of the Portfolios will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the Investment Company Act of 1940). In addition, with respect to the Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks."

     The 1940 Act requires every mutual fund to include in its registration statement a policy with respect to industry concentration. The proposed investment restriction would modify the exception to the concentration limitation by referring to "Government Securities" as defined under the 1940 Act. "Government Securities" include securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.

     Investments issued by domestic banks would include certificates of deposit, bankers' acceptances or similar short-term liquid instruments. Under the amended concentration policy, United States branches of foreign banks may be considered as "domestic banks" if it can be demonstrated that they are subject to the same regulations as United States banks. In addition, foreign branches of United States banks may be treated as domestic banks if the United States parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. The Fund intends to include disclosure in the Statement of Additional Information concerning the type and nature of the various banking instruments in which a Fund intends to invest. Industries are determined by reference to the classification of industries set forth in the Fund's semiannual and annual reports.

                                   PROPOSAL 3C

       To Amend the Fundamental Investment Restriction on Diversification
                                (All Portfolios)

     The primary purpose for this proposal is to standardize this investment restriction among each of the Portfolios. The proposal would also conform each Portfolio's investment restriction on diversification to the restriction that is expected to become standard for all funds sponsored by Thrivent Financial. Under the proposed restriction, a Portfolio will count securities of an issuer towards meeting the 75% diversification test as long as the securities held by the Portfolio don't represent more than 10% of an issuer's voting securities. Under the current restriction, certain Portfolios calculate the 10% limitation by taking into account holdings by all of the Portfolios in the Fund. The proposed amendment is not expected to materially affect how the Portfolios are managed.

     The fundamental investment restriction regarding diversification currently provides:

          "None of the Portfolios will make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash; cash items; obligations of the U.S. Government, its agencies or instrumentalities; with respect to the All Cap Portfolio, securities of other investment companies; and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets, and, with respect to the Small Cap Growth Portfolio, Mid Cap Select Growth Portfolio, All Cap Portfolio, Investors Growth Portfolio, Growth Stock Portfolio, Value Portfolio, and Limited Maturity Bond Portfolio, to not more than 10% of the issuer's outstanding voting securities held by the Portfolio, and with respect to the other Portfolios, to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole."

     The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

          "None of the Portfolios will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio."

     The 1940 Act classifies open-end mutual funds between "diversified" and "non-diversified" companies and requires "diversified" mutual funds to meet a certain level of diversification. The proposed restriction is consistent with the diversification test in the 1940 Act.

                                   PROPOSAL 3D

               To Amend the Fundamental Investment Restriction on
                  Underwriting the Securities of Other Issuers
                                (All Portfolios)

     The primary purpose for this proposal is to standardize the investment restriction regarding the underwriting of securities of other issuers among each of the Portfolios. The proposal would also conform this investment restriction to the restriction that is expected to become standard for all funds sponsored by Thrivent Financial. Under the proposed restriction, a Portfolio could invest in other investment companies and make loans that are viewed as underwriting without violating the restriction. The proposed amendment is not expected to materially affect how the Portfolios are managed.

     The fundamental investment restriction regarding underwriting the securities of other issuers currently provides:

          "None of the Portfolios will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with disposition of portfolio securities; with respect to the All Cap Portfolio, with investments in other investment companies, and with loans that a Portfolio may make pursuant to Paragraph 5 above [the fundamental investment restriction for lending described in Proposal 3A above].

     The Board of Directors proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

          "None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.

                                   PROPOSAL 3E

             To Amend the Fundamental Investment Restriction on the
                 Purchase or Sale of Real Estate and Commodities
                                (All Portfolios)

     The primary purpose for this proposal is to standardize the investment restriction regarding the purchase or sale of real estate and commodities among each of the Portfolios. The proposal would also conform this investment restriction to the restriction that is expected to become standard for all funds sponsored by Thrivent Financial. Under the proposed restriction, a Portfolio could invest in any derivative whose value is tied to the value of a financial index, financial instrument or other asset and not just the derivatives listed in the current restriction. The proposed amendment is not expected to materially affect how the Portfolios are managed.

     The fundamental investment restriction regarding real estate and commodities currently provides:

          "None of the Portfolios may buy or sell real estate, commodities or commodity contracts, although the Portfolios may buy and sell securities or other instruments which are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations and except that the Portfolios may enter into financial futures contracts, may purchase put options on financial futures contracts and may purchase and sell call options on financial futures contracts; provided that the Small Cap Growth Portfolio, Mid Cap Select Growth Portfolio, All Cap Portfolio, Investors Growth Portfolio, Growth Stock Portfolio, Value Portfolio, and Limited Maturity Bond Portfolio may sell real estate or physical commodities acquired as a result of ownership of securities or other instruments."

     The Board of Directors proposes that the existing investment restriction be replaced with the following two fundamental investment restrictions:

          "None of the Portfolios may buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and
          (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities."

          "None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities)."

Required Vote

     Approval of Proposals 3A through 3E by a Portfolio requires the affirmative vote of "a majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Portfolio means the lesser of (a) 67% or more of the shares of the Portfolio represented at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present at the Special Meeting or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Shareholders of each Portfolio will vote separately on Proposals 3A through 3E.

Recommended Shareholder Action

     The Board of Directors, including those Directors who are not interested persons of the Fund, unanimously recommends that shareholders vote FOR Proposals 3A through 3E. If a Proposal to amend an investment restriction is not approved by shareholders of a Portfolio, the Portfolio's current investment restriction will remain unchanged.

                                   PROPOSAL 4

             To Approve An Increase in the Investment Advisory Fees
            for the Mid Cap Growth Portfolio and the Growth Portfolio
              (Mid Cap Growth Portfolio And Growth Portfolio Only)

     The proposals would amend the Investment Advisory Agreement between the Fund and Thrivent Financial to increase the investment advisory fee payable by the Mid Cap Growth Portfolio ("Proposal 4A") and the Growth Portfolio ("Proposal 4B").

Information Received by the Board

     The Independent Directors considered the proposed increase in advisory fees for the Mid Cap Growth Portfolio and Growth Portfolio during meetings of the Board's Contracts Committee on August 26, 2003, October 7-8, 2003, and November 11-12, 2003. In connection with their meetings, Thrivent Financial provided the Directors with information to assist them in their evaluation of the Proposals including:

          . Studies prepared by Lipper, Inc. ("Lipper"), an independent statistical service, that compare expense information for each of the Portfolios with the expense information for comparable variable product funds selected by Lipper (the "Lipper Peer Group") according to similarities in fund type, investment classification/objective, asset level, expense components or structure, and primary channel of distribution.

          . The overall profitability of Thrivent Financial's asset management business, including the profitability of its investment advisory services derived from the Mid Cap Growth Portfolio and the Growth Portfolio.

          . Information on the scope and cost of other services provided by Thrivent Financial and its affiliates to the Portfolios, including administrative services provided by Thrivent Financial for which each Portfolio will pay a fee at a per annum rate of 0.03% of net assets for administrative services beginning on January 1, 2004.

          . Performance of each Portfolio against other funds in the Lipper Peer Group and relevant benchmarks.

          . Analysis of the impact of a proposed merger of the Opportunity Growth Fund with the Mid Cap Growth Portfolio, including on expense ratios.

Board Considerations and Conclusion

     After consideration of all of the data and information provided to them and after meeting separately as the Contracts Committee, the Directors, including the Independent Directors, unanimously approved Proposals 4A and 4B on November 12, 2003. In making their recommendations, the Directors considered, among other factors:

          . The current advisory fees for each of the Mid Cap Growth Portfolio and the Growth Portfolio are significantly lower than Lipper Peer Group variable product funds. The Lipper data showed that the current investment advisory fees of the Mid Cap Growth Portfolio is the lowest in its Lipper Peer Group and the current investment advisory fees of the Growth Portfolio are the second lowest in its Lipper Peer Group.

          . After giving effect to the advisory fee increase, the advisory fee of the Mid Cap Growth Portfolio will be the lowest in its Lipper Peer Group, while the advisory fee of the Growth Portfolio will be the second lowest in its Lipper Peer Group.

          . Thrivent Financial will invest between $4 and $5 million in its asset management business, including hiring a new chief investment officer and other investment professionals and making infrastructure investments to support investment research.

          . The increasing competitive environment for the Funds associated with current and developing conditions in the financial services industry, including the presence of large and highly capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies;

          . Although the total return for each of the Portfolios was negative over 3 and 5-year periods, the performance of each of the Mid Cap Growth Portfolio and Growth Portfolio over 3 and 5-year periods compares favorably against other Lipper Peer Group variable product funds.

          . Although the changes will result in an increase in the total expenses of each of these Portfolios, the projected total expenses are expected to be lower than 80% of all Lipper Peer Group variable product funds.

          . After giving effect to the proposed changes in advisory fees, the overall profitability of Thrivent Financial would continue to be reasonable.

     Based on an examination of the above factors, the Directors concluded that the advisory fee proposed by Thrivent Financial is fair and reasonable and that the proposals are in the best interests of the shareholders of the Mid Cap Growth Portfolio and the Growth Portfolio.

     The proposed amendment to the Investment Advisory Agreement with respect to Proposals 4A and 4B is attached as Exhibit A. The proposed amendment is the same in all substantive respects to the existing schedule of fees for the Investment Advisory Agreement, except for the proposed fee increases.

Comparison of Current and Proposed Fees

     The following table shows:

          . the current investment advisory fees for the Mid Cap Growth Portfolio and the Growth Portfolio
          . the proposed investment advisory fees for the Mid Cap Growth Portfolio and the Growth Portfolio
          . the aggregate amount of the investment advisory fees paid by the Mid Cap Growth Portfolio and the Growth Portfolio during the fiscal year ended December 31, 2002
          . the aggregate amount of the investment advisory fees that would have been paid by the Mid Cap Growth Portfolio and the Growth Portfolio during the fiscal year ended December 31, 2002, if the proposed advisory fees had been effective.
          . the percentage increase in the investment advisory fees that would have resulted if the proposed advisory fees had been in effect for that year.

                     Mid Cap Growth Portfolio - Proposal 4A

---------------------------------------------------------------------------------------
                                                                Pro Forma
                                             Amount Paid       Amount Paid
Current Investment   Proposed Investment     Fiscal Year       Fiscal Year
   Advisory Fee         Advisory Fee       Ending 12/31/02   Ending 12/31/02   Increase
---------------------------------------------------------------------------------------
       0.40%                0.50%             $1,746,953        $2,183,691        25%
---------------------------------------------------------------------------------------

                         Growth Portfolio - Proposal 4B

---------------------------------------------------------------------------------------
                                                                Pro Forma
                                             Amount Paid       Amount Paid
Current Investment   Proposed Investment     Fiscal Year       Fiscal Year
   Advisory Fee         Advisory Fee       Ending 12/31/02   Ending 12/31/02   Increase
---------------------------------------------------------------------------------------
       0.40%                0.45%            $10,758,643       $12,103,473       12.5%
---------------------------------------------------------------------------------------

Comparison of Current Investment Advisory Fees to Funds in Lipper Peer Group

     The following tables show how the current investment advisory fees for the Mid Cap Growth Portfolio and the Growth Portfolio compare to the investment advisory fees for the funds in their Lipper Peer Groups (as of June 30, 2003):

      Investment Management Fee       Rank in Peer Group
--------------------------------------------------------
Proposal 4A
--------------------------------------------------------
Mid Cap Growth Portfolio      0.40%  Lowest of 14
--------------------------------------------------------
Median in Lipper Peer Group   0.85%
--------------------------------------------------------

Proposal 4B
--------------------------------------------------------
Growth Portfolio              0.40%  Second Lowest of 11
--------------------------------------------------------
Median in Lipper Peer Group   0.70%
--------------------------------------------------------

     If the proposed increased fees had been in effect at June 30, 2003, the Mid Cap Growth Portfolio's advisory fee would have been the lowest in its Lipper Peer Group, and the Growth Portfolio's advisory fee would have been the second lowest in its Lipper Peer Group.

Fees and Expenses

     The following expense tables provide a comparison of the annual operating expenses of the Mid Cap Growth Portfolio and the Growth Portfolio based on total assets for the fiscal year ended December 31, 2002, as reported in the Fund's most recent annual report, and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase:

                      Mid Cap Growth Portfolio--Proposal 4A

                                                 Current   Pro Forma
                                                 -------   ---------
Management fees...............................    0.40%      0.50%
Other expenses/1/.............................    0.05%      0.05%
Total annual portfolio operating expenses         0.45%      0.55%
--------------------------------------------------------------------

/1/Management is currently voluntarily reimbursing the Mid Cap Growth Portfolio for the amount of "Other Expenses" which results in total net annual operating expenses of 0.40%. Management will discontinue these expense reimbursement arrangements effective January 1, 2004. Also effective on January 1, 2004, the Mid Cap Growth Portfolio will pay a fee of 0.03% for administrative services provided by Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), an affiliate of Thrivent Financial. The amount shown for the Pro Forma expenses for the Mid Cap Growth Portfolio does not include the fee for administrative services.

                          Growth Portfolio--Proposal 4B

                                                 Current   Pro Forma
                                                 -------   ---------
Management fees...............................    0.40%      0.45%
Other expenses/2/.............................    0.02%      0.02%
Total annual portfolio operating expenses         0.42%      0.47%
--------------------------------------------------------------------

/2/Management is currently voluntarily reimbursing the Growth Portfolio for the amount of "Other Expenses" which results in total annual net operating expenses of 0.40%. Management will discontinue these expense reimbursement arrangements effective January 1, 2004. Also effective on January 1, 2004, the Growth Portfolio will pay a fee of 0.03% for administrative services provided by Thrivent Investment Mgt. The amount shown for the Pro Forma expenses for the Growth Portfolio does not include the fee for administrative services.

     EXAMPLE

     The following examples are intended to help you compare the cost of investing in the Mid Cap Growth Portfolio and the Growth Portfolio under both the current and pro forma total annual portfolio operating expenses. The examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio's total annual portfolio operating expenses remain the same from year to year. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                        1 Year   3 Years   5 Years   10 Years
                                        ------   -------   -------   --------
Mid Cap Growth Portfolio--Proposal 4A
   Current                                $46      $144      $252      $567
   Pro Forma                              $56      $176      $307      $689

Growth Portfolio--Proposal 4B
   Current                                $43      $135      $235      $530
   Pro Forma                              $48      $151      $263      $591

Performance

     The following tables present the performance of each Portfolio against its benchmark for the periods set forth below:

                  Total Return on Net Asset Value vs. Benchmark

Mid Cap Growth Portfolio--Proposal 4A

                                                                 Russell
                                                                 Mid Cap
                                        Total Return on NAV   Growth Index
                                        -------------------   ------------
Nine Months ending 9/30/03...........          22.73%             27.24%
One Year ended 12/31/02..............         -26.09%            -27.41%
Since Inception (1/30/98) through
   12/31/02..........................           2.39%                --

Growth Portfolio--Proposal 4B

                                                                 Russell
                                                                  1000
                                        Total Return on NAV   Growth Index
                                        -------------------   ------------
Nine Months ending 9/30/03...........          17.96%             17.51%
One Year ended 12/31/02..............         -29.99%            -27.88%
Five Years ended 12/31/02............          -0.16%             -3.84%
Ten Years ended 12/31/02.............           8.58%              6.70%

     Past performance is no indication or guarantee of future returns.

Investment Advisory Agreement

     The current investment advisory agreement for the Mid Cap Growth Portfolio and Growth Portfolio, dated as of April 10, 2002, was last submitted to shareholders on April 10, 2002 for the purpose of approving a new advisory agreement that was necessary as a result of the merger of Lutheran Brotherhood and Aid Association for Lutherans. The current investment advisory agreement for the Mid Cap Growth Portfolio and Growth Portfolio was last approved by the Board on November 12, 2003. The proposed modifications to the investment advisory fees for the Mid Cap Growth Portfolio and the Growth Portfolio will not alter any of the terms of the investment advisory agreements for these Portfolios other than to increase the fees as described above.

Information about Thrivent Financial

     Thrivent Financial is a Wisconsin fraternal benefit society. Its principal executive offices are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. It also serves as the investment adviser for a number of other portfolios of the Fund and AAL Variable Product Series Fund, Inc. with investment objectives similar to the Mid Cap Growth Portfolio and Growth Portfolio. The relevant information concerning those comparable portfolios is set forth in the following table.

                                                                       Net Assets
                                                                     of Portfolio at                                         Fees
                                                                   September 30, 2003     Annual Rate of Compensation     Waived or
   Name of Portfolio                  Investment Objective           (in thousands)        (% of average net assets)       Reduced
-----------------------------------------------------------------------------------------------------------------------------------
Technology Stock Portfolio        Seeks long-term capital                 29,779        0.75%                                 No
                                  appreciation by investing
                                  primarily in a diversified
                                  portfolio of common stocks and
                                  securities convertible into
                                  common stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio        Seeks long-term capital growth          29,094        1.00% of the first $500 million       No
                                  by investing primarily in a                           0.90% above $500 million
                                  diversified portfolio of
                                  common stocks of U.S. small
                                  capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------------
Opportunity Growth Portfolio      Seeks long-term growth of              239,616        0.40%                                 No
                                  capital by investing primarily
                                  in a professionally managed
                                  diversified portfolio of
                                  smaller company capitalization
                                  common stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Stock Portfolio         Seeks long-term capital growth         128,307        0.70% of the first $200 million       No
                                  by investing primarily in                             0.65% above $200 million
                                  small company common stocks
                                  and securities convertible
                                  into small company common
                                  stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio         Seeks long-term capital                 10,276        0.80%                                 No
                                  appreciation by investing
                                  primarily in a diversified
                                  portfolio of small company
                                  common stocks and securities
                                  convertible into small company
                                  common stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Select Growth Portfolio   Seeks long-term growth of               24,401        0.90% of the first $500 million       No
                                  capital by investing primarily                        0.80% above $500 million
                                  in a diversified portfolio of
                                  common stocks of companies
                                  with medium market
                                  capitalization.
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Portfolio           Seeks long-term capital growth          55,905        0.70% of the first $200 million       No
                                  by investing primarily in                             0.65% of the next $800 million
                                  common stocks and securities                          0.60% above $1 billion
                                  convertible into common stocks
                                  of mid-sized companies.
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Portfolio                 Seeks long-term growth of               42,499        0.95% of the first $500 million       No
                                  capital.                                              0.90% above $500 million
-----------------------------------------------------------------------------------------------------------------------------------
Investors Growth Portfolio        Seeks long-term growth of               32,927        0.80% of the first $500 million       No
                                  capital and future income by                          0.70% above $500 million
                                  investing primarily in a
                                  diversified portfolio of
                                  common stocks of companies
                                  that appear to offer better
                                  than average long-term growth
                                  potential.
-----------------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio            Seeks to achieve long-term              54,925        0.80% of the first $500 million       No
                                  growth of capital and,                                0.70% above $500 million
                                  secondarily, increase dividend
                                  income by investing primarily
                                  in a diversified portfolio of
                                  common stocks of U.S. small
                                  capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------------
Capital Growth Portfolio          Seeks long-term capital growth         210,430        0.65% of the first $500 million       No
                                  by investing primarily in a                           0.575% of the next $500 million
                                  diversified portfolio of                              0.50% of the next $4 billion
                                  common stocks of                                      0.45% above $5 billion
                                  well-established growth
                                  companies.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Value Portfolio                   Seeks long-term growth of              177,141        0.60%                                 No
                                  capital.
-----------------------------------------------------------------------------------------------------------------------------------

     Thrivent Financial provides daily accounting services to the Mid Cap Growth Portfolio and the Growth Portfolio. Although Thrivent Financial waived the fees for those services during 2003, the amount that the Mid Cap Growth Portfolio and the Growth Portfolio otherwise would be expected to pay for these services during the fiscal year ended December 31, 2003, are as follows:

                      Mid Cap Growth Portfolio   Growth Portfolio
                      ------------------------   ----------------
Accounting Services            $50,000                $55,000

     The name, address, and principal occupation of the principal executive officer and each Director of Thrivent Financial are as follows:

Principal Executive Officer and Director:

Name                  Address                          Principal Occupation
----                  -------                          --------------------
Bruce J. Nicholson    625 Fourth Avenue South          President and Chief Executive Officer
                      Minneapolis, MN 55415            Thrivent Financial

Directors:

Name                  Address                          Principal Occupation
----                  -------                          --------------------
John O. Gilbert       625 Fourth Avenue South          Chairman of the Board
                      Minneapolis, MN 55415            Thrivent Financial

Richard E. Beumer     13013 Wheatfield Farm Road       Retired Vice Chairman
                      Town & Country, MO 63141         Jacobs Engineering Group, Inc.

Dr.Addie J. Butler    1700 Spring Garden Street        Assistant to the Vice President for
                      Philadelphia, PA 19130           Academic Affairs
                                                       Community College of Philadelphia

Gary J. Greenfield    668 North 77th Street            Retired President
                      Wauwatosa, WI 53213              Wisconsin Lutheran College

Robert H. Hoffman     1725 Roe Crest Drive             Group Vice President -
                      P.O. Box 37207                   Communication Division
                      North Mankato, MN 56002          Taylor Corporation

James M. Hushagen     1201 Pacific Avenue, Suite       Partner
                      1200 Tacoma, WA 98402            Eisenhower & Carlson, PLLC

Richard C. Kessler    7380 Sand Lake Road, Suite 120   President
                      Orlando, FL 32819                The Kessler Enterprise

Richard C. Lundell    7341 Dogwood                     President
                      Excelsior, MN 55331              R.C. Lundell, Inc.

John P. McDaniel      5565 Sterrett Place              President and Chief Executive Officer
                      Columbia, MD 21044               MedStar Health

Paul W. Middeke       55 Forest Valley Court           Retired Chief Financial Officer and Vice
                      St. Charles, MO 63301            President
                                                       Lutheran Church Missouri Synod

Robert B. Peregrine   633 W. Wisconsin Ave., Suite     President
                      1300                             Peregrine & Roth, S.C.
                      Milwaukee, WI 53203

Paul D. Schrage      180 East Pearson           Retired Senior Executive Vice President
                     Chicago, IL 60611          McDonald's Corporation

Dr. Kurt M. Senske   8305 Cross Park Drive      President and Chief Executive Officer
                     Austin, TX 78714           Lutheran Social Services of the South

Dr. Albert K. Siu    23 North Gate Road         President
                     Mendham, NJ 07945          Gile@d Learning LLC

Adrian M. Tocklin    4961 Bacopa Lane           Retired President and Chief Executive
                     St. Petersburg, FL 33715   Officer of CNA Financial, Diversified
                                                Operations

Roger G. Wheeler     8891 Airport Road          Majority Owner
                     Minneapolis, MN 55449      Proscan; Maintenance Services; and
                                                Aircraft Electronics

Thomas R. Zehnder    6308 Chiswick Park         Retired Pastor
                     Williamsburg, VA 23188

     Officers and Directors of the Fund who are affiliated with Thrivent Financial and the nature of their affiliation are as follows.

Officer/Director Name    Position with the Fund          Position with Thrivent Financial
----------------------   -----------------------------   ------------------------------------------
John O. Gilbert          Director                        Director and Chairman
Pamela J. Moret          President                       Executive Vice President, Marketing and
                                                         Products
Charles D. Gariboldi     Treasurer                       Vice President
John C. Bjork            Secretary                       Senior Counsel
James H. Abitz           Vice President                  Senior Vice President and Chief Investment
                                                         Officer
Karl D. Anderson         Vice President                  Vice President
Frederick P. Johnson     Vice President                  Vice President
Thomas R. Mischka        Vice President and Anti-Money   Vice President
                         Laundering Officer
Brenda J. Pederson       Vice President                  Vice President
Todd J. Kelly            Assistant Treasurer             Manager, Fund Accounting Operations
Gerard V. Vaillancourt   Assistant Treasurer             Manager, Fund Accounting Administration
Brett L. Agnew           Assistant Secretary             Senior Counsel
James E. Nelson          Assistant Secretary             Vice President
Marlene J. Nogle         Assistant Secretary             Senior Counsel

Required Vote

     Approval of Proposals 4A and 4B requires the affirmative vote of "a majority of the outstanding voting securities" of the Portfolio entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Portfolio means the lesser of (a) 67% or more of the shares of the Portfolio represented at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. Shareholders of the Mid Cap Growth Portfolio and the Growth Portfolio will vote separately on Proposals 4A and 4B, respectively.

Recommended Shareholder Action

     The Board, including the Independent Directors, unanimously recommends that shareholders vote FOR approval of Proposals 4A and 4B.

                                   PROPOSAL 5

   Approval of Proposed Policy Permitting the Board of Directors to Authorize
    Thrivent Financial to Enter into and Amend Subadvisory Agreements Without
                              Shareholder Approval
    (All Portfolios except Small Cap Growth Portfolio, Mid Cap Select Growth
          Portfolio, All Cap Portfolio, Investors Growth Portfolio, and
                             Growth Stock Portfolio)

     The Proposal would give Thrivent Financial the authority, with approval of the Board of Directors, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval. A fund operating under this structure is sometimes referred to as a "manager of managers fund". Thrivent Financial does not have any current intentions to engage a subadviser for any of the Portfolios that do not currently use a subadviser other than the World Growth Portfolio. Thrivent Financial is currently considering hiring an additional subadviser to manage a portion of the assets of the World Growth Portfolio.

Background

     Federal securities laws generally require that shareholders approve agreements with a Portfolio's subadviser, as well as with the investment adviser. Shareholder action also is required if the terms of existing agreements are materially changed or if there is an assignment (as defined in the 1940 Act) of the subadvisory contract. In order to obtain shareholder approval, the Portfolio must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that, in today's rapidly changing securities markets, it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by Thrivent Financial regarding subadvisers. The Board believes that this approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes, and will enable the Board to make more timely changes it deems appropriate with respect to the day-to-day management of a Portfolio's assets.

     Thrivent Financial currently serves as the investment adviser for each Portfolio that will be voting on this proposal. For each of these Portfolios except the World Growth Portfolio, Thrivent Financial presently makes the day-to-day investment decisions. In the future, the Board of Directors, on the recommendation of Thrivent Financial, may wish to hire, add or change a subadviser to handle the day-to-day investment decisions for a particular Portfolio without submitting the investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Portfolio. In such cases, Thrivent Financial would allocate and, when appropriate, reallocate the Portfolio's assets among such subadvisers subject to the general oversight and approval of the Board of Directors. Each subadviser would have discretionary authority to invest that portion of a Portfolio's assets assigned to it.

     Under the proposed policy, Thrivent Financial will engage in ongoing, highly disciplined subadviser evaluations on both a quantitative and qualitative basis. Thrivent Financial will periodically gather and analyze performance information regarding the subadvised Portfolio. Thrivent Financial will also evaluate whether the subadviser's investment style is appropriate for the Portfolio. Thrivent Financial will report its findings on these matters to the Board of Directors and will make recommendations regarding subadvisers based on those findings. The proposed policy would allow the Board of Directors to approve the addition of a new subadviser or the replacement of an existing subadviser without shareholder approval.

SEC Exemptive Order

     On February 19, 2003, the Securities and Exchange Commission (the "SEC") granted the Fund and Thrivent Financial an order exempting them from the federal securities law requirements to obtain shareholder approval of the appointment of unaffiliated subadvisers (the "Exemptive Order"). The Exemptive Order permits Thrivent Financial, with approval of the Board of Directors, to hire, fire and to enter into and materially amend investment subadvisory agreements without shareholder approval. The Exemptive Order also allows Thrivent Financial, with Board approval to replace or reinstate subadvisers with respect to subadvisory agreements that have automatically terminated as a result of an assignment, without the approval of shareholders. The Exemptive Order applies to at least the following situations:

     . Thrivent Financial recommends that a Portfolio's management be diversified by adding another subadviser;
     . Thrivent Financial recommends that a subadviser be removed for substandard performance and replaced with a different subadviser; or
     . There is a change of control of the subadviser and Thrivent Financial desires to retain the subadviser as a subadviser to the Portfolio.

     From and after the date that Proposal 5 is approved by shareholders, each Portfolio's prospectus will prominently disclose the existence and effect of the Exemptive Order. The prospectus will also disclose that Thrivent Financial has ultimate responsibility (subject to oversight by the Board) to recommend and oversee the hiring, termination and replacement of any subadvisers for the Portfolio.

     Under the Exemptive Order, the Fund and Thrivent Financial are subject to several conditions imposed by the SEC to ensure that the interests of a Portfolio's shareholders are adequately protected. Among these conditions, within 90 days of a change to a Portfolio's subadvisory arrangements, the Fund will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Portfolio to Thrivent Financial. Thrivent Financial will continue to pay all subadvisory fees out of the advisory fees it receives from each subadvised Portfolio. Thrivent Financial, directly or through subadvisers, also will continue to provide the same level of management and administrative services to the Portfolio as it has always provided.

Comparison of Current and Proposed Selection Process for Subadvisers

     Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

     . The nature, quality and scope of services provided by a subadviser to investment companies comparable to the Portfolio;
     . The ability of the subadviser to provide its services to the Portfolio, as well as its personnel, operations, financial condition, regulatory compliance, or any other factor that would affect the provision of those services;
     . The subadviser's investment performance with respect to mutual funds or other comparable managed accounts with investment objectives and programs similar to those of the affected Portfolio; or
     . Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.

     Under the current process for approval of subadvisory agreements, both the Board and shareholders must approve any change in subadvisory agreements. Shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements. If the policy is approved, all subadvisory agreements initially will be reviewed and approved by the Board and will be renewable from year to year only if approved by the Board. As presently is the case, under the proposed policy all subadvisory agreements would be terminable on 60 days notice by the Board, Thrivent Financial, a vote of shareholders, or the subadviser without the payment of a penalty by any party.

Required Vote

     Approval of Proposal 5 by a Portfolio requires the affirmative vote of "a majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Portfolio means the lesser of (a) 67% or more of the shares of the Portfolio represented at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. Shareholders of each Portfolio except the Small Cap Growth Portfolio, Mid Cap Select Growth Portfolio, All Cap Portfolio, Investors Growth Portfolio, and Growth Stock Portfolio will vote separately on Proposal 5.

Recommended Shareholder Action

     The Board, including Independent Directors, unanimously recommends that shareholders vote FOR Proposal 5. If the Proposal is not approved by shareholders of a Portfolio, the Portfolio will not be permitted to rely on the Exemptive Order.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Directors does not know of any matters to be considered at the Special Meeting other than those described above. If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

     There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board of Directors in their discretion. Contract owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contract owner proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the enclosed voting instruction form and return it promptly in the enclosed envelope. No postage is necessary if it is mailed in the United States. Alternatively, you may vote by telephone (1-800-597-7836) or the Internet (https://vote.proxy-direct.com).

December 30, 2003
Date of Proxy Statement

                                   EXHIBIT A


                                 AMENDMENT NO. 2
                        TO INVESTMENT ADVISORY AGREEMENT
                             (LB Series Fund, Inc.)

Schedule 1 to the Investment Advisory Agreement between Thrivent Financial for Lutherans and LB Series Fund, Inc., dated January 1, 2002, is hereby amended,
effective         , as follows:
          --------

1. The investment advisory fee for the Mid Cap Growth Portfolio is increased to 0.50%.

2.   The investment advisory fee for the Growth Portfolio is increased to 0.45%.

A revised Schedule 1 is attached hereto.

LB SERIES FUND, INC.


By
   -----------------------------
   Pamela J. Moret, President

                        THRIVENT FINANCIAL FOR LUTHERANS


By
   -----------------------------
   Bruce J. Nicholson, President
   and Chief Executive Officer

                                   SCHEDULE I
                           (effective          , 2003)
                                      ---------

--------------------------------------------------------------------------------

                             World Growth Portfolio
                                      0.85%

--------------------------------------------------------------------------------

                                Growth Portfolio
                                      0.45%

--------------------------------------------------------------------------------

                          Opportunity Growth Portfolio
                                      0.40%

--------------------------------------------------------------------------------

                              High Yield Portfolio
                                      0.40%

--------------------------------------------------------------------------------

                                Income Portfolio
                                      0.40%

--------------------------------------------------------------------------------

                            Mid Cap Growth Portfolio
                                      0.50%

--------------------------------------------------------------------------------

                             Money Market Portfolio
                                      0.40%

--------------------------------------------------------------------------------

                             Small Cap Growth Portfolio
                           $0-$500 million          1.00%
                           More than $500 million    .90%

--------------------------------------------------------------------------------

                              Mid Cap Growth Portfolio
                           $0-$500 million          .90%
                           More than $500 million   .80%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                All Cap Portfolio
                           $0-$500 million          .95%
                           More than $500 million   .90%

--------------------------------------------------------------------------------

                             Investors Growth Portfolio
                           $0-$500 million          .80%
                           More than $500 million   .70%

--------------------------------------------------------------------------------

                               Growth Stock Portfolio
                           $0-$500 million          .80%
                           More than $500 million   .70%

--------------------------------------------------------------------------------

                                 Value Portfolio
                                      .60%

--------------------------------------------------------------------------------

                         Limited Maturity Bond Portfolio
                                      .40%

--------------------------------------------------------------------------------

LB SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

----------

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS
To be Held on February 10, 2004

----------

     The undersigned hereby appoints John O. Gilbert, Pamela J. Moret, Karl D. Anderson, Brett L. Agnew, John C. Bjork, James E. Nelson, or Marlene J. Nogle or any of them, true and lawful proxies, with power of substitution, to represent and vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 at 8:30 a.m. on February 10, 2004, or at any adjournments thereof, on the matters set forth and described in the accompanying Notice of Special Meeting and Proxy Statement. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged. The Board of Directors recommends a vote "For" each proposal.

     Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

                      VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                      --------------------------------------------
                       999 9999 9999 999
                      --------------------------------------------

                      Note: Please sign exactly as your name appears hereon. If shares are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.


                      --------------------------------------------
                      Signature


                      --------------------------------------------
                      Signature of joint owner, if any


                      --------------------------------------------
                      Date

[Portfolio name(s) will print here]

This voting instruction form is solicited on behalf of the Board of Directors of the LB Series Fund, Inc. You must mark the box "abstain" if you wish to abstain. If no choice is indicated, this proxy will be voted affirmatively on these matters. When this voting instruction form is properly executed, the shares represented hereby will be voted in accordance with the choices made on this form. If no choice is indicated on this form, the voting instruction will be deemed to be affirmative on these matters.

The Board of Directors recommends a vote "For" each proposal.

[ ] To vote FOR all Portfolios on all Proposals mark this box. (No other vote is necessary.)

To vote, mark blocks below in blue or black ink as follows. Example: [X]

1.   To elect Directors                                          FOR   WITHHOLD   FOR ALL
                                                                 ALL   ALL        EXCEPT*
     01 Pamela J. Moret                                          [ ]   [ ]        [ ]
     02 Herbert F. Eggerding, Jr.
     03 Noel K. Estenson
     04 Jodi L. Harpstead
     05 Connie M. Levi
     06 F. Gregory Campbell
     07 Richard L. Gady
     08 Edward W. Smeds

     To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number and name on the line provided below.

     ------------------------------------------------------------------------------------

2.   To amend the Fund's Articles of Incorporation to            FOR   AGAINST    ABSTAIN
     change the name of the Fund                                 [ ]   [ ]        [ ]

3.   To amend or eliminate certain investment restrictions       FOR   AGAINST    ABSTAIN
     relating to:

     A.  Lending                                                 [ ]   [ ]        [ ]
         Small Cap Growth Portfolio
         Opportunity Growth Portfolio
         Mid Cap Select Growth Portfolio
         Mid Cap Growth Portfolio
         World Growth Portfolio
         All Cap Portfolio
         Growth Portfolio
         Investors Growth Portfolio
         Growth Stock Portfolio
         Value Portfolio
         High Yield Portfolio
         Income Portfolio
         Limited Maturity Bond Portfolio
         Money Market Portfolio

     B.  Concentration of Assets                                 [ ]   [ ]        [ ]
         Small Cap Growth Portfolio
         Opportunity Growth Portfolio
         Mid Cap Select Growth Portfolio
         Mid Cap Growth Portfolio
         World Growth Portfolio
         All Cap Portfolio
         Growth Portfolio
         Investors Growth Portfolio
         Growth Stock Portfolio
         Value Portfolio
         High Yield Portfolio
         Income Portfolio
         Limited Maturity Bond Portfolio
         Money Market Portfolio

     C.  Diversification                                         [ ]   [ ]        [ ]
         Small Cap Growth Portfolio
         Opportunity Growth Portfolio
         Mid Cap Select Growth Portfolio
         Mid Cap Growth Portfolio
         World Growth Portfolio
         All Cap Portfolio
         Growth Portfolio
         Investors Growth Portfolio
         Growth Stock Portfolio
         Value Portfolio
         High Yield Portfolio
         Income Portfolio
         Limited Maturity Bond Portfolio
         Money Market Portfolio

     D.  Underwriting the securities of other issuers            [ ]   [ ]        [ ]
         Small Cap Growth Portfolio
         Opportunity Growth Portfolio
         Mid Cap Select Growth Portfolio
         Mid Cap Growth Portfolio
         World Growth Portfolio
         All Cap Portfolio
         Growth Portfolio
         Investors Growth Portfolio
         Growth Stock Portfolio
         Value Portfolio
         High Yield Portfolio
         Income Portfolio
         Limited Maturity Bond Portfolio
         Money Market Portfolio

     E.  Real estate and commodities                             [ ]   [ ]        [ ]
         Small Cap Growth Portfolio
         Opportunity Growth Portfolio
         Mid Cap Select Growth Portfolio
         Mid Cap Growth Portfolio
         World Growth Portfolio
         All Cap Portfolio
         Growth Portfolio
         Investors Growth Portfolio
         Growth Stock Portfolio
         Value Portfolio
         High Yield Portfolio
         Income Portfolio
         Limited Maturity Bond Portfolio
         Money Market Portfolio

4.   To approve an increase in the investment advisory fees      FOR   AGAINST    ABSTAIN
     for:

     A.  Mid Cap Growth Portfolio                                [ ]   [ ]        [ ]
     B.  Growth Portfolio                                        [ ]   [ ]        [ ]

5.   To approve a policy permitting the Board of Directors       FOR   AGAINST    ABSTAIN
     to authorize Thrivent Financial to enter into and           [ ]   [ ]        [ ]
     materially amend subadvisory agreements without
     shareholder approval

         Opportunity Growth Portfolio
         Mid Cap Growth Portfolio
         World Growth Portfolio
         Growth Portfolio
         Value Portfolio
         High Yield Portfolio
         Income Portfolio
         Limited Maturity Bond Portfolio
         Money Market Portfolio

Every shareholder's vote is important! Please sign, date and return your voting instruction form today!

Every proxy vote is important!

Vote your proxy on the phone or Internet.

It saves money! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

It saves time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's easy!  Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-235-4258 or go to the website:

        https://vote.proxy-direct.com
        -----------------------------

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.



                                                                      Proxy 2003